Certain confidential information contained in this document, marked by brackets and asterisk, has been omitted pursuant to

Item 601(b)(10)(iv) of Regulation S-K, because the Company customarily and actually treats such information as private or confidential and the omitted information is not material.

Exhibit 10.18

Planet Labs Inc. - Pricing Reference ID: [*****]

CONFIDENTIAL ~ [*****]

Google Cloud Platform Addendum

This Addendum (“Addendum”) is between Google LLC (“Google”) and the Customer in the signature block below (“Customer”) and amends the Google Cloud Platform License Agreement previously entered into by the parties with an effective date on December 15, 2016 under which Google has agreed to provide Google Cloud Platform to Customer (as applicable, the “Agreement”). Such Agreement includes the Addendum consisting of certain Google Cloud Platform discounts and commitments (as amended, the “Previous Addendum”). Capitalized terms used but not defined in this Addendum have the meaning given to them in the Agreement. This Addendum will be effective from the date countersigned by the last party (“Addendum Effective Date”).

1.	Definitions.

A.	“Commitment Period” means a designated period of time defined in this Addendum during which Customer agrees to pay Google a specified amount, subject to the terms of this Addendum and the Agreement.

B.	“Commitment Period [*****]” means the period starting on the Implementation Date and continuing for [*****] months.

C.	“Commitment Period [*****]” means the period starting at the end of Commitment Period [*****] and continuing for [*****] months.

D.	“Commitment Period [*****]” means the period starting at the end of Commitment Period [*****] and continuing for [*****] months.

E.	“Commitment Period [*****]” means the period starting at the end of Commitment Period [*****] and continuing for [*****] months.

F.	“Commitment Period [*****]” means the period starting at the end of Commitment Period [*****] and continuing for [*****] months.

G.	“Commitment Period [*****]” means the period starting at the end of Commitment Period [*****] and continuing for [*****] months.

H.	“Commitment Period [*****]” means the period starting at the end of Commitment Period [*****] and continuing for [*****] months.

I.	“Committed Use Discount” means the committed use discounts as described at https://cloud.google.com/compute/pricing#committed use.

J.

“Discount Period” means the period starting on the Implementation Date and continuing for [*****] months during which Customer will receive the discounts provided under this Addendum, subject to the terms of this Addendum and the Agreement.

K.	“GCP Marketplace Services” means the third-party services and software made available for Customer to purchase from Google at https://console.cloud.google.com/marketplace/.

L.	“Implementation Date” means no later than 5 business days after the Addendum Effective Date.

M.	“Minimum Commitment” has the meaning given in the Commitments section of this Addendum.

N.	“Sustained Use Discount” means the sustained use discounts as described at https://cloud.google.com/compute/docs/sustained-use-discounts.

2.

Replacement of Previous Addendum. Effective as of the Implementation Date, this Addendum supersedes and replaces on a going forward basis the Previous Addendum, which Google and Customer confirm is terminated with an effective termination date corresponding to the day immediately prior to such Implementation Date. Google and Customer further confirm that Customer does not owe any true up payment or cancellation fee in respect of the termination of the Previous Addendum.

3.	Commitments.

A.	“Minimum Commitment” means a minimum amount, net of any credits, that Customer will pay to Google during the Commitment Periods defined in this Addendum.

B.	Commitment Period 1. Customer will pay Google a total amount of at least [*****] USD for Google Cloud Platform Services during Commitment Period 1 (“Minimum Commitment 1”).

C.	Commitment Period 2. Customer will pay Google a total amount of at least [*****] USD for Google Cloud Platform Services during Commitment Period 2 (“Minimum Commitment 2”).

D.	Commitment Period 3. Customer will pay Google a total amount of at least [*****] USD for Google Cloud Platform Services during Commitment Period 3 (“Minimum Commitment 3”).

E.	Commitment Period 4. Customer will pay Google a total amount of at least [*****] USD for Google Cloud Platform Services during Commitment Period 4 (“Minimum Commitment 4”).

F.	Commitment Period 5. Customer will pay Google a total amount of at least [*****] USD for Google Cloud Platform Services during Commitment Period 5 (“Minimum Commitment 5”).

G.	Commitment Period 6. Customer will pay Google a total amount of at least [*****] USD for Google Cloud Platform Services during Commitment Period 6 (“Minimum Commitment 6”).

H.	Commitment Period 7. Customer will pay Google a total amount of at least [*****] USD for Google Cloud Platform Services during Commitment Period 7 (“Minimum Commitment 7”).

I.	All paid and payable amounts referenced in this Addendum are net of Taxes. [*****][*****]

J.

GCP Marketplace Services. Amounts Customer pays Google for GCP Marketplace Services will count toward Customer’s Minimum Commitment obligation. Customer’s use of GCP Marketplace Services is subject to the applicable terms of service.

K.	[*****]

4.	Service Credits.

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5.	Discount Period.

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6.	Post Discount Period. If Customer continues to use the Services after the Discount Period, Customer will automatically move to an on-demand pricing model based on then-current list prices.

7.

Local Currency. When charging in local currency, Google will convert the prices in this Addendum into applicable local currency according to the conversion rates published by leading financial institutions from time to time.

8.

Minimum Commitment True Up Payment. [*****] at the end of each Commitment Period or upon earlier termination for any reason other than termination by Customer for Google’s material breach under Section 9.2 (Termination for Breach) of the Agreement, if Customer has not satisfied its Minimum Commitment for that Commitment Period [*****] Google will invoice Customer in accordance with the Agreement’s Payment Terms section for the difference between (a) such Minimum Commitment for that Commitment Period and (b) the sum of the Fees incurred by Customer for its use of the applicable Services during that Commitment Period and any amounts incurred by Customer for GCP Marketplace Services during that Commitment Period. [*****] upon earlier termination [*****] Google will also invoice Customer for any other unsatisfied Minimum Commitment amounts applicable to any remaining future Commitment Period(s).

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12.

Transition to Then-Current List Fees. At any time during the Discount Period, Customer may request in writing to be charged the then-current list price for all Services or any Service SKU(s) going forward instead of receiving any corresponding discounts. If Customer makes that request, then (a) Google will make the corresponding change within [*****] business days, and (b) Customer may not elect to receive any further discounts for the remainder of the Discount Period on the Services (or SKUs) now charged at list prices. Such request will have no effect on Customer’s Minimum Commitment.

13.	Amendments to the Agreement. Google and Customer agree to amend the Agreement as set forth in this section (“Amendments”). Such Amendments shall survive the termination or expiration of this Addendum.

A.	Section 1.3 (Facilities) is deleted in its entirety and replaced with the following:

1.3 Facilities. All facilities used to store and process an Application and Customer Data will adhere to reasonable security standards [*****]

B.	Section 1.7 (Modifications) is deleted in its entirety and replaced with the following:

1.7. Modifications.

1.7.1. Changes to Services.

(A) Limitations on Changes. Google may update the Services, provided the updates do not result in a material reduction of the functionality, performance, availability, or security of the Services.

(B) Discontinuance. Google will notify Customer at least [*****] months before discontinuing any Service (or associated material functionality [*****] unless Google replaces such discontinued Service or functionality with a materially similar Service or functionality.

1.7.2. Changes to Terms.

(A) Google may update the URL Terms, provided the updates do not (a) result in a material degradation of the overall security of the Services, (b) expand the scope of or remove any restrictions on Google’s processing of Customer Data as described in the Data Processing and Security Terms, or (c) have a material adverse impact on Customer’s rights under the URL Terms. Google will notify Customer of any material updates to URL Terms. [*****]

[*****]

1.7.3. Permitted Changes. Sections 1.7.1 (Changes to Services) and 1.7.2 (Changes to Terms) do not limit Google’s ability to make changes required to comply with applicable law or address a material security risk, or that are applicable to new or pre-general availability Services or functionality.

C.	The following new Section 1.9 (Data Processing and Security) is added to the Agreement:

1.9. Data Processing and Security.

1.9.1. Protection of Customer Data. Google will only access or use Customer Data to provide the Services ordered by Customer and will not use it for any other Google products, services, or advertising. Google has implemented and will maintain administrative, physical, and technical safeguards to protect Customer Data, as further described in the Data Processing and Security Terms.

1.9.2. Data Processing and Security Terms. The Data Processing and Security Terms are incorporated by reference into this Agreement.

D.	Section 4.1 (Suspension/Removals) is deleted in its entirety and replaced with the following:

4.1. Suspension/Removals. If Customer becomes aware that any Application, Project, or Customer Data violates the AUP, Customer will promptly suspend the Application or Project and/or remove the relevant Customer Data (as applicable). If Customer fails to suspend or remove as noted in the prior sentence, Google may specifically request that Customer do so. If Customer fails to comply with Google’s request to do so [*****] then Google may disable the Project or Application, and/or disable the Account (as may be applicable) until such violation is corrected. [*****]

E.	The following new Section 9.6 (Transition Term) is added to the Agreement:

9.6. Transition Term. Upon termination or expiration of the Agreement or an Order Form, Google will continue to provide the Services in accordance with the terms of the Agreement for up to [*****] months (the “Transition Term”) provided that: (i) Customer requests a Transition Term in writing before the relevant termination or expiration date; and (ii) Customer is only entitled to one Transition Term.

F.	Section 12 (Disclaimer) is deleted in its entirety and replaced with the following:

12. DISCLAIMER. EXCEPT AS EXPRESSLY PROVIDED FOR IN THIS AGREEMENT, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, GOOGLE AND ITS SUPPLIERS (A) DO NOT MAKE ANY OTHER WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE AND NONINFRINGEMENT, AND (B) MAKE NO REPRESENTATION ABOUT CONTENT OR INFORMATION ACCESSIBLE THROUGH THE SERVICES. NEITHER GOOGLE, NOR ITS SUPPLIERS, WARRANTS THAT THE OPERATION OF THE SOFTWARE OR THE SERVICES WILL BE ERROR-FREE OR UNINTERRUPTED. NEITHER THE SOFTWARE NOR THE SERVICES ARE DESIGNED, MANUFACTURED, OR INTENDED FOR HIGH RISK ACTIVITIES.

G.	Section 13 (Limitation of Liability) is deleted in its entirety and replaced with the following:

13. Limitation of Liability.

13.1. LIMITATIONS.

(A) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW AND SUBJECT TO SECTION 13.2 (EXCEPTIONS TO LIMITATIONS), NEITHER PARTY HAS ANY LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT FOR: (I) THE OTHER PARTY’S LOST REVENUES; (II) INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL LOSSES (WHETHER OR NOT FORESEEABLE OR CONTEMPLATED BY THE PARTIES AT THE EFFECTIVE DATE); OR (III) EXEMPLARY OR PUNITIVE DAMAGES.

(B) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW AND SUBJECT TO SECTION 13.2 (EXCEPTIONS TO LIMITATIONS), EACH PARTY’S TOTAL AGGREGATE LIABILITY FOR DIRECT DAMAGES ARISING OUT OF OR RELATING TO THIS AGREEMENT (EXCEPT FOR DIRECT DAMAGES ARISING OUT OF OR RELATING TO A SECURITY OBLIGATION BREACH BY GOOGLE, WHICH SHALL BE LIMITED PURSUANT TO SECTION 13.1(C)) IS LIMITED TO THE TOTAL AMOUNTS PAID BY CUSTOMER DURING THE [*****] BEFORE THE EVENT GIVING RISE TO LIABILITY.

[*****]

13.2. EXCEPTIONS TO LIMITATIONS. NOTHING IN THIS AGREEMENT EXCLUDES OR LIMITS EITHER PARTY’S LIABILITY FOR: (A) DEATH OR PERSONAL INJURY RESULTING FROM ITS NEGLIGENCE OR THE NEGLIGENCE OF ITS EMPLOYEES OR AGENTS; (B) FRAUD OR FRAUDULENT MISREPRESENTATION; (C) OBLIGATIONS UNDER SECTION 14 (DEFENSE AND INDEMNITY); (D) INFRINGEMENT OF THE OTHER PARTY’S INTELLECTUAL PROPERTY RIGHTS; (E) CUSTOMER’S PAYMENT OBLIGATIONS; [*****] OR (G) MATTERS FOR WHICH LIABILITY CANNOT BE EXCLUDED OR LIMITED UNDER APPLICABLE LAW.

H.	The definition of “URL Terms” in Section 16.16 (Definitions) is deleted in its entirety and replaced with the following:

“URL Terms” means the following URL terms: AUP, Data Processing and Security Terms, Fees, SLA, Service Specific Terms, and TSS Guidelines.

I.	The following new definitions are added to Section 16.16 (Definitions):

“Data Processing and Security Terms” means the then-current terms describing data processing and security obligations with respect to Customer Data, as described at https://cloud.google.com/terms/data-processing-terms.

[*****]

[*****]

J.	The following new Section 16.17 (Subcontracting) is added to the Agreement:

16.17. Subcontracting. Google may subcontract obligations under the Agreement but will remain liable to Customer for the acts or omissions of its subcontractors in the performance of any such subcontracted obligations under the Agreement.

14.

Miscellaneous. All other terms and conditions of the Agreement remain unchanged and in full force and effect. If the Agreement and the Addendum conflict, the Addendum will govern. The Definitions, Commitments, and Minimum Commitment True Up Payment sections will survive expiration or termination of the Agreement. This Addendum is subject to the Governing Law section in the Agreement.

Signed by the parties’ authorized representatives.

GOOGLE		CUSTOMER: Planet Labs Inc.

/s/ Philipp Schindler	2020.02.13	By:	/s/ William Marshall
Philipp Schindler	15:08:22	Name:	William Marshall
Authorized Signatory	-08’00’

Title:		Title:	CEO/Co-Founder

Date:		Date:	12 February 2020

Planet Labs Inc. – Pricing Reference ID: 1581033662437r

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